AH Realty Trust 1 AH Realty Trust INVESTOR PRESENTATION Q1 2026

2 Forward-looking Statements This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 4, 2026, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on May 4, 2026. The Company makes statements in this presentation that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

3 Positioned For Sustainable Shareholder Value Creation Simplified, More Focused REIT Platform • High-quality open-air retail & mixed-use office portfolio • Curated, high-traffic assets in strong secondary and tertiary markets with strong demand drivers throughout the Sunbelt, Mid-Atlantic and Southeast • Reduced complexity and improved transparency Embedded NOI Growth • Embedded mark-to-market opportunity driven by positive leasing spreads, continued occupancy gains, contractual rent commencements, and identified lease-up across the portfolio Clear Deleveraging Path • Targeting leverage reduction from ~8.3x to 5.5x–6.5x range post transformation Disciplined Capital Allocation • Capital recycling strategy alongside opportunistic share repurchases • YTD share repurchase of 5.6M shares at a weighted average price of $5.92 through May 22, 2026 Attractive Valuation • Low FFO multiple • High dividend yield • High implied cap rate

4 AH Realty Trust is a pure- play, high-quality retail and mixed-use office REIT focused on identifying and realizing dominant market competitive advantages throughout the Sunbelt, mid- Atlantic and Southeast. Our company is primarily comprised of and focused on open-air shopping centers and mixed-use ecosystems within our markets. AH Realty Trust 0.7% Office SS NOI Cash increase 1Q26 vs 1Q25 +$0.01 Raised FFO, As Adjusted guidance midpoint, 2026E 2.2% Retail SS NOI Cash increase 1Q26 vs 1Q25 7.2% First quarter office new lease spread, cash BBB Credit rating 14.4% First quarter retail new lease spread, cash 2.3M Stabilized office SF $2.2B Enterprise Value 3.8M Stabilized retail SF 4

5 Financial Discipline Reset dividend to sustainable level (March 2025) Completed first private placement (July 2025) G&A alignment with current business model Initiated strategy to reduce leverage – on track to achieve target range of 5.5x-6.5x post transformation Disposing of nonrecurring income streams Disciplined investment approach Appointed Shawn Tibbetts as CEO and Chairman – unified direction and enhanced efficiency as the Company advances long-term strategic plan Appointed four independent directors over the past three years, including two nominees standing for election at the 2026 Annual Meeting; two legacy board members will not stand for reelection at the 2026 Annual Meeting. Expanded the executive team with cross-industry expertise spanning finance, operations, logistics, and infrastructure. Leadership & Governance Transforming AHRT Into a More Focused, Resilient REIT

With Significant Progress to Date

Exit of Multifamily Portfolio	• Sold 9 assets to Harbor Group International for $485M - Closing complete 5/20/26 • 2 remaining assets under contract for $77M - Closing expected end of 2026 and mid-2027 • Approximately $562M of total proceeds generated, excluding The Everly and Gainesville II assets held for sale • Proceeds primarily deployed toward debt reduction, significantly improving leverage and liquidity
Exit General Contracting	• Completed divestiture of construction management business • Eliminated fee-based earnings volatility, reduced execution risk and project-related variability, increasing earnings predictability
Exit of Real Estate Financing (REF) Platform	• Executing disposition of 4 remaining investments • Completed sales of Peachtree and North Creek (~$63M proceeds) • JV partner completed sale of Allure at Edinburgh ($91.8M) • Kennesaw asset actively being marketed
Governance Enhancements	Advanced proactive board refreshment process to align governance with the Company's strategic transformation • Nominated Theodore Bigman and Lori Wittman as new independent directors; both brings deep expertise in real estate, capital markets, and capital allocation • Dennis Gartman and George Allen to retire from the Board following the 2026 Annual Meeting
Company Rebrand	• Launched AH Realty Trust • New corporate identity reflects the fundamental restructuring and repositioning of the business • Reinforces a simplified strategy, focused portfolio, and long-term value creation objectives

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7 Simplifying and Refocusing The Portfolio Simplifying and focusing on the portfolio • Executing an exit from multifamily • Concentrating on high quality retail and office assets • Streamlined portfolio for clearer focus, predictable cash flow, and operational efficiency Clear capital allocation framework • Prioritizing risk-adjusted returns and predictable cash flow • Decisions driven by underwriting discipline and market realities Comparative Income Streams Composition Retail NOI Office NOI Multifamily NOI GCRES Gross Profit Real Estate Financing Gross Profit Other NOI Post TransformationPre Transformation

8 High-quality Portfolio Positioned For Sustainable Growth 92.5% Retail economic occupancy 110K New & renewed retail sf in 1Q26 20K New & renewed office sf in 1Q26 94.8% Retail leased occupancy 96.0% Office leased occupancy 87.7% Office economic occupancy Commercial Expirations ABR By Vintage Available M-T-M 2025 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Thereafter Retail Office 7% 38% 54% < 2000 2000 - 2009 2010+ 4.0% --% 3.0% 8.0% 8.0% 11.0% 12.0% 10.0% 7.0% 3.0% 3.0% 11.0% 11.0% 8.0%

9 Weighted Average Lease Term Remaining (Years) Favorable Lease Terms With Significant Mark To Market Opportunity 7.7 Office weighted average lease term (years) 5.6 Retail weighted average lease term (years) 5.4 5.9 5.3 5.8 5.7 5.6 5.6 5.5 5.6 5.6 5.6 5.6 7.7 8.8 7.9 8.4 8.2 8.3 8.1 8.5 8.4 8.1 7.9 7.7 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Retail Office

10 Portfolio Overview Retail Percentage Of NOI By Retail Classification(1) 42 Number of Retail Properties(2) 3.8M Net Rentable Square Footage Retail Properties(2) Sandbridge Commons | Virginia Beach, Virginia (1) Retail classifications are reflective of ICSC’s U.S Shopping-Centers Classifications, with the exception of Street Retail. Street Retail includes Chronicle Mill Retail, Liberty Retail, and The Edison Retail. (2) Includes stabilized properties only. Excludes 5 retail properties sold on May 20, 2026, as detailed on slide 32. (3) Mixed Use Retail is primarily classified as Lifestyle Center, with the exception of One City Center. 40.9% 23.7% 20.9% 10.4% 3.6% 0.5% Community Center Lifestyle Center Neighborhood Center Power Center Strip/Convenience Street Retail (3)

11 Portfolio Overview Office Mixed Use Vs. Non-mixed Use By ABR(1) HIGHLY DIFFERENTIATED OFFICE ASSETS IN GROWTH MARKETS • Materially concentrated within mixed use settings • Benefit from integrated retail, residential, and experiential components --- driving consistently high occupancy levels • Roster of high credit tenants 2.3M Net Rentable Square Footage Office Properties(2) 13 Number of Office Properties(2) Name | Location (1) Mixed-Use consists of Town Center of Virginia Beach, Harbor Point – Baltimore Waterfront, One City Center, The Interlock, and Southern Post (2) Includes stabilized properties only. Also excludes 1 office property under PSA, as detailed on slide 32. 94.8% 5.2% Mixed-Use Non Mixed-Use

Communities Overview

Mixed-use

AS OF MARCH 31, 2026



Total Portfolio ABR*


35.6%
2.6%
61.9%
Mixed-Use Retail
25.0%
Mixed-Use Office
75.0%
Mixed-Use**
Grocery Anchored and Power Centers
Office

3.0M SF

Commercial space in mixed-use portfolio

2.2M SF
Of class a premier office space

0.8M SF
Of premier retail space

Adjacent Multifamily

Strategically located in core submarkets

Average walk score of 90

* Stabilized properties only. Excludes retail and office properties under PSA.

** Mixed-Use consists of Town Center of Virginia Beach, Harbor Point – Baltimore Waterfront, One City Center, and The Interlock.

Southern Post | Roswell, Georgia

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13 Diversified, Investment Grade(1) Tenant Base Strategic approach supports durable demand and consistently strong occupancy • Financial Services Hubs at Harbor Point and Town Center • Innovation-Driven Technology Tenants Leveraging Georgia Tech Adjacency (The Interlock) • Established Legal and Professional Services Firms • Broad Base of Institutional Corporate Users • Grocery-Anchored Retail Driving Daily Traffic and Footfall Tenants by ABR As of March 31, 2026 (1) Investment Grade per management judgment or public sources. (2) Reflects T. Rowe Price at 50% ABR to account for AHRT JV Ownership %. 11.0% 6.3% 5.4% 2.6% 1.7% 1.3% 1.2% 1.1% 1.1% 1.0%

14 Optimizing Balance Sheet To Enhance Flexibility Targeted Deleveraging • Reducing leverage to target range of 5.5x-6.5x using proceeds from asset dispositions • Improving financial flexibility and strengthens the company’s risk profile Enhanced Financial Resilience • Strengthened balance sheet positions the company to weather market cycles • Supports future strategic opportunities with available capital LONG-TERM TARGET: 5.5x - 6.5x Net Debt / Total Adjusted EBITDAre4.2% Portfolio wtd. Avg. Interest rate 8.3x Net debt/total adj. EBITDAre 9.2x Net debt + preferred / total adj. EBITDAre 98.3% Fixed or hedged 5.9X 7.5X 7.2X 8.1X 5.5X 6.5X 5.0X 6.0X 7.0X 8.0X 9.0X 2022 2023 2024 2025 2026E Post-Transformation

15 Executing Disciplined Capital Allocation Strategy AFFO Payout Ratio Deleveraging • Committed to reducing leverage from ~8.3x to 5.5x–6.5x • $465 million of proceeds from completed sale of nine multifamily properties used to paydown debt Share repurchases • Increased share repurchase authorization to $100 Million • Repurchased approximately 5.6 million shares representing more than 5% of the common equity YTD through May 22, 2026 Dividend • Reset to sustainable level fully covered by core property operating cash flow 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2Q25 3Q25 4Q25 Th ou sa nd s AFFO Total Dividend

16 (1) Includes T. Rowe Price Global HQ. EMI property income is reflected as the property's NOI less interest expense, times the Company's ownership percentage (50%). (2) Other NOI includes NOI from Smith's Landing and NOI from parking. (3) Refer to AHRT's 1Q26 Supplemental Financial Package for a reconciliation of funds from operations ("FFO") as defined by Nareit to FFO, As Adjusted for the current period. FFO, As Adjusted is a forward-looking, non-GAAP measure that presents the Company's projected Funds From Operations as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance, including: (i) estimated income and expenses related to the GCRES business; (ii) estimated income and expenses associated with assets held for sale or under LOI; and (iii) estimates of certain non-recurring transaction costs. The Company presents FFO, As Adjusted to provide investors with a supplemental measure of the Company's anticipated operating performance following the completion of its announced strategic initiatives, but investors are cautioned against placing undue reliance on the Company's presentation of FFO, As Adjusted. 2026 Revised Outlook Continued Operations HIGHLOW $70.0M$68.5MRETAIL NOI $60.0M$58.5MOFFICE NOI $3.9M$3.4MEQUITY METHOD INVESTMENT ("EMI") PROPERTY INCOME(1) $0.0M$0.0MACQUISITION NOI $133.9M$130.4MTOTAL COMMERCIAL NOI -$18.7M-$19.7MG&A EXPENSES -$54.2M-$57.2MINTEREST EXPENSE $9.9M$8.9MOTHER NOI(2) -$11.5M-$11.5MPREFERRED STOCK DIVIDENDS $54.7M$50.7MFUNDS FROM OPERATIONS AS ADJUSTED ("FFO, AS ADJUSTED")(3) $0.55$0.51FFO, AS ADJUSTED PER DILUTED SHARE

17 1Q26 Revised Outlook & Assumptions • Disposition of the General Contracting and Real Estate Services ("GCRES") business in 2Q26 • Disposition of the Multifamily Portfolio, with the exception of Smith's Landing(1) • Realization of The Allure at Edinburgh in 2Q26 • Exit of the remaining Real Estate Financing Portfolio(2) • Retail Same-Store NOI Cash, growth of 1.50% and Office Same-Store NOI, Cash growth of 1.95% • Secured Debt Paydowns of ~$300M as a result of the Multifamily Disposition(3) • Net Unsecured Debt Paydowns of ~$400M(3) • Includes Share Repurchases of $24.1M for 4.2M shares through April 2, 2026 • No Acquisitions in 2026, capital redirected toward Share Repurchases (1) Refer to slide 35, Discontinued Operations, for management’s expectations on timing of multifamily dispositions. (2) Solis Peachtree Corners and Solis North Creek were sold on March 27, 2026. Refer to slide 36 for management’s expectations on timing of real estate financing exits. (3) Assumed debt paydowns are derived from the expected sales proceeds of Multifamily and Real Estate Financing assets under PSA or being actively marketed based on valuations underwritten by commercial brokerages. Also includes the impact of expected borrowings on the Company's line of credit. The Company can provide no assurances that the proceeds ultimately received by the Company will not be different than anticipated, and such difference could be material.

18 AH Realty Trust is a pure- play, high-quality retail and mixed-use office REIT focused on identifying and realizing dominant market competitive advantages throughout the Sunbelt, mid- Atlantic and Southeast. Our company is primarily comprised of and focused on open-air shopping centers and mixed-use ecosystems within our markets. AH Realty Trust 0.7% Office SS NOI Cash increase 1Q26 vs 1Q25 +$0.01 Raised FFO, As Adjusted guidance midpoint, 2026E 2.2% Retail SS NOI Cash increase 1Q26 vs 1Q25 7.2% First quarter office new lease spread, cash BBB Credit rating 14.4% First quarter retail new lease spread, cash 2.3M Stabilized office SF $2.2B Enterprise Value 3.8M Stabilized retail SF 18

19 Appendix

$ And Shares/Units In Thousands

Net Asset Value Component Data

As of March 31, 2026

STABILIZED PORTFOLIO NOI (CASH) (1)	Three Months Ended 3/31/2026	Annualized
Retail		
Stabilized Retail NOI, Cash(2)	$17,757	$71,028
Stabilized Retail NOI, Cash under PSA(3)	(116)	(464)
Signed Not Yet Occupied or in Free Rent Period, Retail	430	1,720
Adjusted Stabilized Retail NOI, Cash	**$18,071**	**$72,284**
Office		
Stabilized Office NOI, Cash(2)	$17,194	$68,776
Stabilized Office NOI, Cash under PSA(3)	(60)	(240)
Signed Not Yet Occupied or in Free Rent Period, Office	1,178	4,712
Adjusted Stabilized Office NOI, Cash	**$18,312**	**$73,248**
Other NOI, Cash	$2,558	$10,232

NON-STABILIZED PORTFOLIO	As of 3/31/2026
Properties in Lease Up at Cost(4)	$81,510

ASSETS OF DISCONTINUED OPERATIONS OR HELD FOR SALE	As of 3/31/2026
Real Estate Assets under PSA(3)	$562,000
Multifamily Assets HFS at Net Book Value(3)	104,468
Real Estate Financing Investments at Book Value(5)	39,273
Net Assets of GCRES at Book Value	2,512
	$708,253

NON-PROPERTY ASSETS	As of 3/31/2026
Cash and Restricted Cash	$17,963
Accounts Receivable, Net	5,367
Other Assets	9,951
Total Non-Property Assets	**$33,281**

LIABILITIES	As of 3/31/2026
Mortgages and Notes Payable	$1,492,742
Mortgages, JV Pro Rata Share	86,552
Total Debt, including JV Pro Rata Share	**$1,579,294**
Accounts Payable and Accrued Liabilities, Non-Property	6,129
Other Liabilities, Non-Property	6,080
Total Liabilities	**$1,591,503**

PREFERRED EQUITY	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

COMMON EQUITY	As of 3/31/2026
Total Common Shares Outstanding	76,553
Total Units Outstanding	24,757
Total Common Shares and Units Outstanding	**101,310**

(1) Excludes $1.1M of expenses associated with the Company's in-house asset management division for the three months ended March 31, 2026.

(2) Includes $2.1M and less than $(0.1)M of AHRT's JV Pro Rata Share of Cash NOI for T. Rowe Price Global HQ for Office and Retail, respectively.

(3) Refer to slide 32 for a break-out of real estate assets under PSA and Held for Sale.

(4) Refer to slide 36 for the make-up of Non-Stabilized properties.

(5) Excludes allowance for current expected credit losses

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$ In Thousands As of March 31, 2026

Redevelopment

In-progress

Projects	Description	Projected Date of Completion[1]	Estimated Cost[1]
Town Center of Virginia Beach	TI Allowances for space previously occupied by the Company in Armada Hoffler Tower.	4Q26	$ 3,300

Opportunities[2]

Property	Description
Town Center of Virginia Beach	Option for future expansion and activation on undeveloped lots
The Interlock	Expansion and densification of existing undeveloped green space
Columbus Village II	Redevelopment of +/- 4 acres for alternate commercial or residential use
Harrisonburg Regal	Redevelopment for alternate commercial or residential use; outparcel development potential
Red Mill Commons	Outparcel creation and development in the existing parking field
Southgate Square	Right-size existing tenants to accommodate backfill demand
Fountain Plaza	Conversion of 2nd floor retail into alternate commercial uses
South Square	Outparcel creation opportunity on the hard corner
Pembroke Square	Conversion of existing office space for commercial retail use
Pembroke Square	Outparcel creation and development in the existing parking field
Providence Plaza	Densification of surface parking and optimization of the day/night use of the structured parking deck
Broad Creek Shopping Center	Outparcel creation and development in the existing parking field

(1) Represents estimates that may change as the project proceeds.
(2) Assumptions regarding future opportunities are subject to change.

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22 Mixed-Use Community Southern Post • New mixed-use project, diverse income stream • High barrier to entry • Outdoor spaces • Amenitized walkable environment LOCATION Roswell, Georgia PROPERTY SQUARE FOOTAGE 42K SF of retail 95K SF of office anchored by Vestis LEASED OCCUPANCY 83.9% Office 93.3% Retail Adjacent Multifamily

23 Mixed-Use Community Southern Post FOOT TRAFFIC DWELL & DURATION BEHAVIOR PATTERNS ~400K Annual Visits ~150K Annual Unique Visitors 2.6x Annual Visit Frequency +196%(1) YoY Growth +3,000%(2) 2-Year Growth 81 mins (~1.4 hours) Avg. Dwell Time 70 mins Median Stay Rapid growth indicates strong early traction Repeat visitation (2.6x) shows emerging loyalty ~81 min dwell supports quick, purpose-driven trips Affluent trade area drives premium spending potential (1) YoY: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2024 to March 31, 2025. (2) 2 Year Growth: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2023 to March 31, 2024.

24 Mixed-Use Community The Interlock • An unparalleled destination for entertainment, dining, shopping and more • Located in the West Midtown neighborhood • Amenitized walkable environment LOCATION Atlanta, Georgia Nine-acre development featuring 200k square feet of office and 105k square feet of carefully curated retail Partnership with Georgia Tech Private membership club, Retreat at The Gathering Spot 161-room Bellyard, a Tribute Portfolio Hotel Adjacent Townhomes

25 Mixed-Use Community The Interlock FOOT TRAFFIC DWELL & DURATION BEHAVIOR PATTERNS ~820K Annual Visits ~431K Annual Unique Visitors 2x Annual Visit Frequency +7%(1) YoY Growth -9%(2) 2-Year Growth 170 mins (~2.8 hours) Avg. Dwell Time 103 mins Median Stay High Engagement Destination Moderate Repeat visitation (2x) shows emerging loyalty Experience-Led Visitation Affluent Urban Professional Core (1) YoY: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2024 to March 31, 2025. (2) 2 Year Growth: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2023 to March 31, 2024.

26 Mixed-Use Community Town Center of Virginia Beach LOCATION Virginia Beach, Virginia PROPERTY SQUARE FOOTAGE 641K SF of retail 806K SF of office Integrated Mixed-Use Setting with Adjacent Multifamily Additional Parcels for Development/Redevelopment

27 Mixed-Use Community Town Center of Virginia Beach FOOT TRAFFIC DWELL & DURATION BEHAVIOR PATTERNS 6.9M Annual Visits 1.6M Annual Unique Visitors 4.3x Annual Visit Frequency +4%(1) YoY Growth +3%(2) 2-Year Growth 76 mins (~1.3 hours) Avg. Dwell Time 53 mins Median Stay High-Frequency, Routine-Driven Visitation Shorter, Purposeful Trips Strong Local Dependence Errand + Convenience Behavior High Traffic, Broad Appeal Diverse, Mid-to-Upper Income Customer Base (1) YoY: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2024 to March 31, 2025. (2) 2 Year Growth: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2023 to March 31, 2024.

Virginia Beach Market Review

Key Industries & Growth Sectors

- Defense
- Advanced Manufacturing
- Healthcare
- Distribution & Logistics
- Education
- Business & Administrative Services

Market Commentary

STABLE, RECESSION RESISTANT ECONOMY

- World's largest naval base and largest collection of military installations of any MSA in the US
- The Port of Virginia: One of the most active in the U.S.
- Healthcare and Education: 33 universities, colleges, and trade schools plus 22 hospitals
- Tourism: Over 4M annual visitors to Virginia Beach
- Landing site of the world's fastest transoceanic fiber cables with connections to South America and Europe
- Over 38 miles of beaches
- Improved 15 places in ULI's annual survey of U.S. Markets to Watch (from 65th in 2022 to 50th in 2023)
- 10 miles from both the Virginia Beach Oceanfront and Norfolk

STABLE, RECESSION RESISTANT ECONOMY

- Main & Main: Serves as the center of the MSA
- Tremendous growth opportunity to fill the void of the urban core
- 20+ years and ongoing public-private partnership with the city
- Full office occupancy with no plans for downsizing
- Employers in the region want to be here
- Provides on-site and walkable retail, dining, and entertainment options

Notable Employers

DOLLAR TREE · THE PORT OF VIRGINIA · HII · Department of Defense · SENTARA · FERGUSON · Smithfield (Good food. Responsibly.) · Old Dominion

QUICK FACTS

2nd	Largest MSA in Virginia
12th	Largest MSA on East Coast
6%	Population growth since 2010
1.8M	MSA population (37th most populous MSA in U.S.)
$79K	Median household income
3.0%	Unemployment

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29 Mixed-Use Community Harbor Point AHRT OWNED 263,000 Office SF1 - Thames Street Wharf 328,000 Office SF3 - Wills Wharf 444,000 Office SF 39,000 Retail SF 4 - Constellation Energy Building(1) 550,000 Office SF 20,000 Retail SF 6 - T. Rowe Price Global HQ(2) MULTIFAMILY ADJACENT 289 MF Units 18,632 Retail(3)2 - 1405 Point 103 MF Units4 - 1305 Dock Street 312 MF Units 20,000 Retail(3) 5 - Allied | Harbor Point (1) Represents 100% of the property of which the company owns 90% economic interest. (2) AHRT owns 50% of the property. (3) 1405 Point Retail & Allied Retail were sold on May 20, 2026. AHRT retained ownership of Allied's garage which includes 1,246 parking spaces. LOCATION Baltimore, Maryland 29

30 Mixed-Use Community Harbor Point FOOT TRAFFIC DWELL & DURATION BEHAVIOR PATTERNS ~700K Annual Visits ~250K Annual Unique Visitors 2.8x Annual Visit Frequency +4% YoY Growth +12% 2-Year Growth 158 mins (~2.6 hours) Avg. Dwell Time 59 mins Median Stay Strong evening usage in addition to midday office traffic Activity aligned with mixed-use environment (1) YoY: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2024 to March 31, 2025. (2) 2 Year Growth: For the period April 1, 2025 to March 31, 2026 compared to April 1, 2023 to March 31, 2024. 30

Baltimore Market Review

Key Industries & Growth Sectors

Education

JOHNS HOPKINS UNIVERSITY

MORGAN STATE UNIVERSITY

LOYOLA UNIVERSITY MARYLAND

STIFEL

9 other colleges and universities

Business and Administrative Services

T.RowePrice®

Morgan Stanley

TRANSAMERICA®

The New "Main & Main" – That Cannot Be Outflanked

- **Last developable** waterfront site
- **Strategically and centrally** located
  - Walking distance to Harbor East, Fell's Point, Inner Harbor, and Federal Hill
- **Corporate relocations** from the CBD (Light & Pratt)
- Unparalleled amenities - **The newest, livable, walkable, urban destination**
- Opportunity as a result of 20-year, ongoing relationship with Beatty Development Group
- Originated from Armada Hoffler's construction arm then evolved and transitioned into a true partnership
- Public-private partnership with the City of Baltimore

QUICK FACTS

7th	Largest MSA on the East Coast
2.8M	MSA population, 28th highest
7%	Population growth over last 10 years
29th	Most populous city in the U.S.
$94K	Average household income
3.7%	Unemployment

31

As of May 20, 2026

Discontinued Operations

Multifamily Dispositions

Property	Location	Units	Sold	Under PSA	Held for Sale	Expected Disposition Period
Encore Apartments	Virginia Beach, VA	286	X			2Q26
Premier Apartments	Virginia Beach, VA	131		X		2Q27
The Cosmopolitan	Virginia Beach, VA	342	X			2Q26
1305 Dock Street	Baltimore, MD	103	X			2Q26
1405 Point Street	Baltimore, MD	289	X			2Q26
Allied Apartments	Baltimore, MD	312	X			2Q26
Chandler Residences	Roswell, GA	137	X			2Q26
Chronicle Mill	Belmont, NC	238	X			2Q26
The Everly	Gainesville, GA	223			X	4Q26 - 1Q27
Solis Gainesville II	Gainesville, GA	184			X	4Q26 - 1Q27
Greenside Apartments	Charlotte, NC	225		X		4Q26
Liberty Apartments	Newport News, VA	199	X			2Q26
The Edison	Richmond, VA	174	X			2Q26

Commercial Properties Included In Multifamily Sale

Property	Location	Net Rentable SF	Sold	Under PSA	Held for Sale	Expected Disposition Period
Point Street Retail	Baltimore, MD	18,632	X			2Q26
Allied Retail	Baltimore, MD	12,700	X			2Q26
Chronicle Mill Retail	Belmont, NC	11,530	X			2Q26
Chronicle Mill Office	Belmont, NC	5,932	X			2Q26
Liberty Retail	Newport News, VA	25,461	X			2Q26
The Edison Retail	Richmond, VA	20,196	X			2Q26

32

As of May 20, 2026

Discontinued Operations, Cont.

Real Estate Financing

Project	Location	Multifamily Units	Sold	Held for Sale	Expected Exit Period
The Allure at Edinburgh	Chesapeake, VA	280	X		2Q26
Solis Kennesaw	Kennesaw, GA	239		X	4Q26 - 1Q27
Solis Peachtree Corners	Peachtree Corners, GA	249	X		1Q26
Solis North Creek	Charlotte, NC	303	X		1Q26

General Contracting & Real Estate Services

The General Contracting & Real Estate Services business was sold on April 30, 2026, for consideration of $2.4 million.

33

As of March 31, 2026

Property Portfolio

Retail Properties - Stabilized

	Location	Year Built/Redeveloped	Net Rentable SF	Leased Occupancy	Economic Occupancy	ABR	ABR per Occupied SF	Major Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	2004	35,161	100.0 %	100.0 %	$1,303,634	$37.08	The Cheesecake Factory, Brooks Brothers, Keagan's, Three Notch'd Brewing Company
4525 Main Street Retail	Virginia Beach, VA	2014	26,328	62.0 %	62.0 %	453,633	27.79	Anthropologie, Tupelo Honey
4621 Columbus Retail	Virginia Beach, VA	2020	84,000	100.0 %	100.0 %	1,339,800	15.95	Apex Entertainment
Columbus Village	Virginia Beach, VA	1996/2020/2025	154,268	99.8 %	99.9 %	3,700,921	24.03	Trader Joe's, Shake Shack, CAVA, Ulta, Five Below, Golf Galaxy, Barnes & Noble, David's Bridal, Regal Cinemas
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0 %	100.0 %	899,818	46.93	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	75.6 %	75.6 %	$988,187	$36.33	Ruth's Chris, Bravo!, Nando's
Pembroke Square	Virginia Beach, VA	2015	124,181	100.0 %	100.0 %	2,096,262	16.88	Target (S), REI (S), Fresh Market, Nordstrom Rack, DSW, Decisions
Premier Retail	Virginia Beach, VA	2018	39,015	94.9 %	94.9 %	1,349,838	36.44	Pottery Barn, Williams Sonoma, J. Jill, Cantina Laredo, TASTE
South Retail	Virginia Beach, VA	2002	38,515	84.9 %	84.9 %	1,064,227	32.53	lululemon, Free People, Madewell, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0 %	100.0 %	415,639	35.85	Legal Sea Foods (dark)
The Cosmopolitan Retail	Virginia Beach, VA	2020	41,872	96.4 %	70.8 %	1,338,467	33.17	Lego, Abercrombie, Solidcore, Bluemercury, South Moon Under
Two Columbus Retail	Virginia Beach, VA	2009	13,752	100.0 %	100.0 %	532,919	38.75	Fidelity Investments, Lenscrafters, Muse Paintbar
West Retail	Virginia Beach, VA	2002	17,558	92.9 %	83.4 %	552,844	33.88	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail[1]	Baltimore, MD	2016	38,464	47.9 %	37.5 %	$685,900	$37.25	honeygrow
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	2001	121,504	89.6 %	89.6 %	$2,233,253	$20.51	Target (S), Home Depot (S), Food Lion, PetSmart, Chick-fil-A
Broadmoor Plaza	South Bend, IN	1980	115,059	83.8 %	83.8 %	1,136,362	11.78	Kroger, Staples
Brooks Crossing Retail[1][3]	Newport News, VA	2016	18,349	91.3 %	91.3 %	255,832	15.27	Piggly Wiggly (S)
Delray Beach Plaza[2]	Delray Beach, FL	2021	87,207	91.2 %	91.2 %	2,820,684	35.46	Whole Foods, First Watch, Pet Supplies Plus, Pollo Tropical
Greenbrier Square	Chesapeake, VA	2017	260,625	100.0 %	100.0 %	2,646,331	10.15	Kroger, Homegoods, Dick's House of Sport, Five Below
Greentree Shopping Center	Chesapeake, VA	2014	15,719	100.0 %	100.0 %	374,545	23.83	Walmart Neighborhood Market (S)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0 %	100.0 %	2,089,656	21.19	Harris Teeter, Petco
Lexington Square	Lexington, SC	2017	85,440	97.2 %	97.2 %	1,878,986	22.63	Lowes Foods, Sola Salon, Hollywood Feed
North Pointe Center	Durham, NC	2009	226,083	96.8 %	96.8 %	2,967,921	13.57	Costco (S), Home Depot (S), Harris Teeter, Ross, Burlington, PetSmart, Shoe Station, Dollar Tree
Parkway Centre	Moultrie, GA	2017	61,200	100.0 %	100.0 %	872,231	14.25	Publix, Petsense, Surchero's
Parkway Marketplace	Virginia Beach, VA	1998	37,804	97.1 %	88.3 %	743,543	20.26	Food Lion (S), O'Reilly Auto Parts
Perry Hall Marketplace	Perry Hall, MD	2001	74,251	100.0 %	100.0 %	1,180,501	15.90	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0 %	100.0 %	967,787	13.94	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	2011	48,859	100.0 %	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
North Hampton Market	Taylors, SC	2004	114,954	98.8 %	96.7 %	1,639,142	$14.43	Target (S), Hobby Lobby, PetSmart, Dollar Tree
One City Center Retail	Durham, NC	2019	22,679	55.7 %	55.7 %	436,294	34.56	Bulldega Urban Market
Overlook Village	Asheville, NC	1990	151,365	96.7 %	96.7 %	2,326,855	15.90	T.J. Maxx / Homegoods, Ross, Burlington, Boot Barn, Five Below, Show Carnival
Patterson Place	Durham, NC	2004	159,842	94.4 %	94.4 %	2,525,446	16.74	Home Depot (S), Kohl's (S), Total Wine, Bob's Discount Furniture, DSW, Boot Barn
Providence Plaza Retail	Charlotte, NC	2008	49,447	98.7 %	98.7 %	1,583,626	32.43	Chipotle, Orange Theory, Mezzanotte, Aqua-Tots
South Square	Durham, NC	2005	109,590	98.1 %	98.1 %	2,053,171	19.10	Target (S), Sam's Club (S), Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	2021	108,379	93.4 %	74.8 %	5,293,469	52.31	Puttshack, F1 Arcade, The Gathering Spot
Wendover Village	Greensboro, NC	2004	176,997	97.6 %	97.6 %	3,586,744	20.76	Costco (S), T.J. Maxx, Golf Galaxy, Petco, Five Below, Beautista, Rooms to Go Kids

(1) The Company does not have 100% ownership of the property.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.
(S) Shadow anchor located adjacent to the property, but is not part of the owned property.

34

As of March 31, 2026

Property Portfolio, Cont.

Retail Properties - Stabilized	Location	Year Built/Redeveloped	Net Rentable SF	Leased Occupancy	Economic Occupancy	ABR	ABR per Occupied SF	Major Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	1998	106,166	100.0 %	100.0 %	$1,953,189	$18.40	Target (S), Best Buy, Old Navy, Five Below, pOpshelf, Shoe Carnival
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0 %	100.0 %	753,620	15.38	Regal Cinemas
Marketplace at Hilltop[1]	Virginia Beach, VA	2001	116,953	97.3 %	94.5 %	2,866,300	25.20	Total Wine, Michaels, Chick-Fil-A, Panera
Red Mill Commons	Virginia Beach, VA	2005	373,808	97.0 %	95.0 %	7,222,301	19.92	Target (S), Walmart (S), Home Depot (S), T.J. Maxx, Homegoods, Five Below, Michaels, Petco, Dollar Tree, Walgreens
Southgate Square	Colonial Heights, VA	2016	260,131	84.6 %	84.6 %	3,561,233	16.18	Burlington, PetSmart, Michaels, Staples, 7 Brew
Southshore Shops	Midlothian, VA	2006	40,307	89.1 %	89.1 %	826,071	22.99	Buffalo Wild Wings
Stabilized Retail Total			**3,839,615**	**94.8 %**	**92.5 %**	**$74,077,130**	**$20.35**	

Office Properties- Stabilized	Location	Year Built / Redeveloped	Net Rentable SF	Leased Occupancy	Economic Occupancy	ABR	ABR per Occupied SF	Major Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	2004	57,295	100.0 %	100.0 %	$1,493,213	$26.06	Gather, HDR
4525 Main Street Office	Virginia Beach, VA	2014	208,760	96.0 %	96.0 %	5,624,521	28.06	Clark Nexsen, Mythics, Kimley-Horn, City of Virginia Beach
4605 Columbus Office[2]	Virginia Beach, VA	2002	19,335	100.0 %	100.0 %	537,706	27.81	AH Realty Trust
Armada Hoffler Tower[2]	Virginia Beach, VA	2002	298,353	99.3 %	91.0 %	8,998,898	30.38	Troutman Pepper, Williams Mullen, Trader Interactive, Morgan Stanley, KPMG, Hourigan, Old Dominion University, Pender & Coward, Cherry Bekaert, Mass Mutual, Mason & Hanger, Strayer University
One Columbus	Virginia Beach, VA	1984	129,066	100.0 %	88.9 %	3,624,467	28.08	Atlantic Union Bank, Northwestern Mutual, HBA, Movement Mortgage, Truist
Two Columbus Office	Virginia Beach, VA	2009	93,585	97.7 %	92.6 %	2,584,176	28.27	VHB, Hazen & Sawyer, Insight Global
Harbor Point - Baltimore Waterfront								
Constellation Office[3]	Baltimore, MD	2016	444,600	100.0 %	100.0 %	$15,946,114	$35.87	Constellation Energy Group
Thames Street Wharf[2]	Baltimore, MD	2010	263,426	98.8 %	74.0 %	8,362,133	32.13	Morgan Stanley
Wills Wharf[1]	Baltimore, MD	2020	326,895	91.5 %	80.8 %	9,441,229	31.58	Franklin Templeton, Morgan Stanley, Transamerica, Stifel, EY, RBC, Bright Horizons, Canopy by Hilton
Southeast Sunbelt								
One City Center Office	Durham, NC	2019	128,920	71.0 %	71.0 %	2,871,984	$31.36	Duke University, WeWork
Providence Plaza Office	Charlotte, NC	2008	53,671	100.0 %	100.0 %	1,688,543	31.46	Choate Construction, Cranfill Sumner
The Interlock Office[1]	Atlanta, GA	2021	199,170	94.4 %	70.8 %	7,861,380	41.81	Georgia Tech, Pindrop, The Gathering Spot, Stream, Directional Capital, Innovien Solutions, Alloy, The HoneyPot
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	2019	98,061	100.0 %	100.0 %	$2,043,004	$20.83	Huntington Ingalls Industries
Stabilized Office Total			**2,321,137**	**96.0 %**	**87.7 %**	**$71,077,368**	**$31.89**	

(1) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(2) The Company occupies 38,879 square feet at these three properties at an ABR of $1.1M, or $28.46 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(3) The Company does not have 100% ownership of the property.
(4) The Company is entitled to a preferred return on its investment in this property.

(S) Shadow anchor located adjacent to the property, but is not part of the owned property.

35

As of March 31, 2026

Property Portfolio, Cont.

Unstabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF	Leased Occupancy	Economic Occupancy	ABR	ABR per Occupied SF
Southeast Sunbelt								
Southern Post Retail	Roswell, GA	100%	2024	42,016	93.3%	73.6%	$1,565,204	$39.92
Southern Post Office	Roswell, GA	100%	2024	96,803	83.9%	17.4%	1,978,046	24.35
Unstabilized Total				**138,819**	**86.7%**	**39.5%**	**$3,543,250**	**$29.42**

Equity Method Investments	Location	Ownership %	Year Built/Redeveloped	Net Rentable SF	Leased Occupancy	Economic Occupancy	ABR [(1)]	ABR per Occupied SF
Harbor Point - Baltimore Waterfront								
T. Rowe Price	Baltimore, MD	50%	2025	553,000	100.0%	100.0%	$7,900,064	$14.29
Parcel 3 Retail	Baltimore, MD	50%	2025	20,200	0.0%	0.0%	—	—
Equity Method Investments Total				**573,200**	**96.5%**	**96.5%**	**$7,900,064**	**$14.29**

(1) Represents the Company's 50% share of ABR.

36